Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Steven J. Fischer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of EverBank Financial Corp;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Steven J. Fischer

Steven J. Fischer
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: April 13, 2017